                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 3, 1999


                          Healthcare Recoveries, Inc.
       ------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                    0-22585
                            ------------------------
                            (Commission File Number)


                                   61-1141758
                      ------------------------------------
                      (IRS Employer Identification Number)


                1400 Watterson Tower, Louisville, Kentucky 40218
                ------------------------------------------------
                   (Address of principal executive offices)


       Registrant's telephone number, including area code: (502) 454-1340
                                                           --------------


                                 Not applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


                                          Exhibit Index Located on Page:     5
                                                                         -----
                                                  Total Number of Pages:    70
                                                                         -----

Item 5.           Other Events

         On January 4, 1999, Healthcare Recoveries, Inc., a Delaware corporation ("HRI"), issued a press release (the "Press Release") announcing that, on January 3, 1999, HRI, Subro-Audit, Inc., a Wisconsin corporation, ("SAI"), O'Donnell Leasing Company, a Wisconsin limited liability partnership ("ODL") and Kevin M. O'Donnell and Leah Lampone, individual residents of the State of Wisconsin, entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"). Pursuant to the Asset Purchase Agreement, HRI will purchase (the "Asset Purchase") substantially all of the assets and assume certain of the liabilities of SAI and ODL. HRI will pay $24,400,000 in cash at closing and up to an additional $8,500,000 over two years pursuant to an earn-out arrangement.

         SAI provides recovery services to an installed base of approximately 8 million lives who are covered by insurers, HMOs and employer-funded plans throughout the U.S.

         Consummation of the Asset Purchase is subject to the satisfaction of certain closing conditions.

         The Press Release is filed herewith as Exhibit 99.1 and is incorporated herein by reference thereto.

Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits

         (c)      Exhibits

2.1 Asset Purchase Agreement by and among Healthcare Recoveries, Inc., Subro-Audit, Inc., O'Donnell Leasing Company, Kevin M. O'Donnell and Leah Lampone, dated as of January 3, 1999. The Exhibits and Disclosure Letters which are referenced in the table of contents and elsewhere in the Asset Purchase Agreement are hereby incorporated by reference. Such Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

99.1     Text of Press Release of Healthcare Recoveries, Inc., dated January 4,
         1999.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Date: January 11, 1999



                                  HEALTHCARE RECOVERIES, INC.



                          By: /s/ DOUGLAS R. SHARPS
                              ------------------------------------------------
                                  Douglas R. Sharps
                                  Executive Vice President -- Finance and
                                  Administration, and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit                                                                         Page No.
-------                                                                         --------

2.1               Asset Purchase Agreement by and among Healthcare
                  Recoveries, Inc., Subro-Audit, Inc., O'Donnell
                  Leasing Company, Kevin M. O'Donnell and Leah
                  Lampone, dated as of January 3, 1999. The Exhibits and Disclosure Letters which are referenced in the table of contents and elsewhere in the Asset Purchase
                  Agreement are hereby incorporated by reference.
                  Such Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.

99.1 Text of Press Release of Healthcare Recoveries, Inc., dated January 4, 1999.